                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

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               (Name of Registrant as Specified In Its Charter)

                                Lydall, Inc.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1. Title of each class of securities to which transaction applies:

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     2. Aggregate number of securities to which transaction applies:

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     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4. Proposed maximum aggregate value of transaction:

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     5. Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1. Amount Previously Paid:

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     2. Form, Schedule or Registration Statement No.:

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     4. Date Filed:

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

                                One Colonial Road
                                P.O. Box 151
                                Manchester, Connecticut 06045-0151
                                (860) 646-1233

                                Christopher R. Skomorowski
                                President and Chief Executive Officer

[LOGO] LYDALL

                                   March 25, 2002

Dear Lydall Stockholders:

    I am pleased to enclose Lydall's Annual Report describing the Company's operations and results for the past year. We appreciate your continuing interest in Lydall and invite you to attend the Company's Annual Meeting to be held on Wednesday, May 8, 2002 at 11:00 a.m. at The Fleet Bank Building located at 777 Main Street in Hartford, Connecticut. For the convenience of stockholders attending the meeting, free parking will be available in the parking garage in the Gold Building at 55 Pearl Street across from The Fleet Bank Building. Your parking ticket will be validated at the sign-in table at the meeting.

    The following pages contain the formal notice of the Annual Meeting and the Proxy Statement. Please be sure to complete, date, sign and return the enclosed proxy card, or to vote by telephone or over the Internet, promptly to ensure that your shares will be voted.

                                  Sincerely,
                                  /s/ CHRISTOPHER R. SKOMOROWSKI

[LOGO] LYDALL

                        -------------------------------
                           NOTICE OF ANNUAL MEETING
                        -------------------------------

                            To Be Held May 8, 2002

To:  The Owners of Common Stock

The Annual Meeting of Stockholders of Lydall, Inc. will be held at The Fleet Bank Building, 777 Main Street, Hartford, Connecticut, on Wednesday, May 8, 2002, at 11:00 a.m. E.D.T. for the following purposes:

    1. To elect ten Directors to serve until the next Annual Meeting of Stockholders to be held in 2003;

    2. To consider and vote upon a proposal to approve the Lydall 2002 Stock Incentive Compensation Plan; and

    3. To transact any other business which may properly come before the meeting.

The Board of Directors urges you to vote promptly. All stockholders are invited to attend the meeting, and your right to vote in person will not be affected if you mail your proxy.

                            YOUR VOTE IS IMPORTANT.

                            Sincerely,
                            /s/ MARY A. TREMBLEY
                            Mary A. Tremblay
                            General Counsel and
                            Secretary

Manchester, CT
March 25, 2002

[LOGO] LYDALL
                                Proxy Statement

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                                    GENERAL
--------------------------------------------------------------------------------


   This Proxy Statement of Lydall, Inc. ("Lydall" or the "Company"), a Delaware corporation, is being mailed or otherwise furnished to stockholders on or about March 25, 2002 in connection with the solicitation by the Board of Directors of Lydall of proxies to be voted at the Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, May 8, 2002 at 11:00 a.m. at The Fleet Bank Building located at 777 Main Street in Hartford, Connecticut.

   Enclosed with this Proxy Statement and Notice of Annual Meeting is a proxy card on which the Board of Directors requests that you vote in favor of (i) the election of all nominees for Director of the Company to serve until the next Annual Meeting of Stockholders to be held in 2003 and (ii) the proposal to approve the Lydall 2002 Stock Incentive Compensation Plan.

   You may vote by mail, by telephone, over the Internet or in person. To vote by mail, please complete, sign and mail the proxy card in the enclosed, prepaid envelope. To vote by telephone or over the Internet, please follow the instructions on the enclosed proxy card. If you vote by telephone or over the Internet, it is not necessary to mail your proxy card. If you wish to vote in person, written ballots will be available at the meeting. However, if your shares are held in street name (i.e., in a brokerage account), you must request a proxy from your broker in order to vote at the meeting.

   We would appreciate the return of your completed proxy card, or your vote by telephone or over the Internet, as soon as possible for use at the Annual Meeting or at any adjournments of the Annual Meeting. Properly executed proxies received by Lydall's Secretary before the meeting will be voted as directed unless revoked. A proxy may be revoked at any time before it is exercised by:
(a) notifying Lydall's Secretary in writing, (b) delivering a proxy with a later date or (c) attending the meeting and voting in person.

   Unless you indicate on your proxy otherwise, shares represented by proxies properly signed and returned to the Company will be voted "FOR" the nominees for the Board of Directors named in the proxy and "FOR" the approval of the Lydall 2002 Stock Incentive Compensation Plan.

   Under the applicable provisions of the Company's By-laws, the presence, either in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

   The election of Directors requires the affirmative vote of a plurality of the votes cast by the holders of shares who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the matter. The ap-proval of the Lydall 2002
Stock Incentive Compensation Plan requires the affirmative vote of a majority of the votes cast by the holders of shares who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the matter. With respect to all other matters, the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote and voting thereon shall be the act of the stockholders. If, however, the question is one upon which, by express provision of an applicable statute, the Certificate of Incorporation or the By-laws of the Company, a different vote is required, such express provision shall govern.

   For purposes of determining the number of votes cast with respect to the election of Directors, only those votes cast "FOR all nominees," "WITHHELD for all nominees," specifying that votes be withheld from one or more designated nominees or providing the designated proxies with the right to vote in their discretion are counted. For purposes of determining the number of votes cast with respect to the approval of the Lydall 2002 Stock Incentive Compensation Plan or any other matter submitted to stockholders, only those votes cast "FOR" or "AGAINST" the matter, or providing the designated proxies with the right to vote in their discretion, are counted. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as votes cast in determining whether a matter has been approved by stockholders. Abstentions, therefore, will not have any effect on the outcome of the voting. If a broker, other holder of record or nominee indicates on a proxy that it does not have authority, as to certain shares, to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. As a result, these so-called "broker non-votes" will not have any effect on the outcome of the voting.

   All costs of solicitation of proxies will be borne by the Company. Lydall has engaged the services of the outside proxy solicitation firm of Morrow & Co. Inc., in the interest of increasing the number of shares represented at the meeting. The anticipated cost of the engagement is approximately $5,000. The contract provides for consultation regarding the written solicitation materials, as well as written and other personal solicitation of proxies. Other costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material. In addition to solicitations by mail and by the outside soliciting firm, the Company's Directors, officers and other employees, without additional remuneration, may solicit proxies by telephone and in person.

   Only holders of record of Lydall's common stock, par value $.10 per share ("Common Stock"), at the close of business on March 11, 2002 (the "Record Date") are entitled to vote at the meeting. On that date there were 15,986,181 shares of Common Stock outstanding, the holders of which are entitled to one vote per share.

--------------------------------------------------------------------------------
                         ELECTION OF LYDALL DIRECTORS
--------------------------------------------------------------------------------

   The Board of Directors has nominated Ms. Suzanne Hammett and Messrs. Lee A. Asseo, Samuel P. Cooley, W. Leslie Duffy, David Freeman, Robert E. McGill, III, Christopher R. Skomorowski, Elliott F. Whitely, Roger M. Widmann, and Albert E. Wolf for re-election as Directors of the Company for a term of one year.

   The only nominee for Director who is a current employee of the Company is the President and Chief Executive Officer, Christopher R. Skomorowski. The Company intends to maintain its Board with a majority of outside Directors.

   Under the Certificate of Incor-poration of the Company, the Board of Directors is empowered to establish the number of directorships between 3 and
15. The Board of Directors has currently fixed the number of directorships at
10. As of the Record Date, there were no vacancies.

   Additional nominations for Directors may be made from the floor by stockholders who have complied fully with the advance notice procedures set forth in the By-laws of the Company. See "Stockholder Proposals and Nominations for Director" below. It is the intention of the proxy committee to vote only for the Director nominees described on pages 11 through 12 of this Proxy Statement. Proxies cannot be voted for a greater number of persons than the number of nominees named.

   All nominees have indicated that they are willing and able to serve as Directors if elected. Should any of such nominees become unable or unwilling to serve, the proxy committee intends to vote for the replacement or replacements nominated by the Board of Directors.

Vote Required for Adoption

   In order to be elected, the nominees must be approved by the affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock represented and entitled to vote at the Annual Meeting.

   The Board of Directors recommends that stockholders vote FOR the election of nominees referred to in this section.

--------------------------------------------------------------------------------
           APPROVAL OF LYDALL 2002 STOCK INCENTIVE COMPENSATION PLAN
--------------------------------------------------------------------------------


Background

   On May 13, 1992 the Company's stockholders approved the Lydall, Inc. 1992 Stock Incentive Compensation Plan (the "1992 Plan"). As amended, the 1992 Plan currently provides for the issuance of up to 2,420,000 shares of Common Stock to Directors, salaried officers and other key employees of the Company and its subsidiaries. Awards under the 1992 Plan may be in the form of nonqualified stock options, incentive stock options, restricted stock awards and stock bonus awards. As of March 11, 2002, 226,855 shares of Common Stock remained available for option awards under the 1992 Plan, a portion of which will be used for the May 7, 2002 automatic award to Directors. As of the Rec-ord Date, a significant percentage of awarded options held no value because the exercise prices were higher than the market price of the stock on that date. The 1992 Plan expires on May 12, 2002.

The Proposal

   The Board of Directors believes that the 1992 Plan and its predecessor plans have proved to be of substantial value in inducing the continued service of participants, in stimulating their efforts toward the continued success of the Company and its subsidiaries, and in assisting in the recruitment of individuals of outstanding ability. Accordingly, on February 27, 2002, the Board of Directors approved a new equity compensation plan, the Lydall 2002 Stock Incentive Compensation Plan (the "2002 Plan"), subject to the approval of the Company's stockholders at the Annual Meeting.

   The Board of Directors believes that the adoption of the 2002 Plan is in the best interests of the Company and its stockholders and recommends that stockholders vote for this proposal. It is the intention of the proxy committee to vote all shares to which valid proxies relate to approve the proposal, unless instructed to the contrary. This proposal is expressly subject to stockholder approval and will not take effect unless it is approved by the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the proposal.

Summary of the 2002 Plan

   The following summarizes the material features of the 2002 Plan. The full text of the 2002 Plan is set forth as Exhibit A to this Proxy Statement, and the following discussion is qualified in its entirety by reference to Exhibit A.

   General. The purpose of the 2002 Plan is to further the growth and prosperity of the Company and its subsidiaries through the grant of incentive awards to those officers, employees, Directors and consultants whose past, present and potential contributions to the Company and/or its subsidiaries are or will be important to the success of the Company. The 2002 Plan provides for the grant of the following types of incentive awards: (i) nonqualified stock options; (ii) incentive stock options; (iii) restricted stock awards; (iv) stock bonus awards; (v) stock appreciation rights; and (vi) deferred stock awards.

   Shares Available for Issuance Under the 2002 Plan. The Company has reserved 1,500,000 shares of Common Stock for issuance under the 2002 Plan. The number of shares that can be issued and the number of shares subject to outstanding options will be adjusted in the event of a stock split, stock dividends, recapitalization or other similar event affecting the number of shares of outstanding Common Stock. If shares subject to an option are not issued before the expiration or termination of such option, or if shares subject to a restricted or deferred stock award are forfeited, those shares would become available for inclusion in future grants or awards.

   Administration. The 2002 Plan will be administered by the Compensation and Stock Option Committee of the Board of Directors or such other committee of the Board of Directors that the Board of Directors may designate (the "Committee"). All of the members of the Committee shall be "non-employee directors," as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Among the powers granted to the Committee are the authority to interpret the 2002 Plan, establish rules and regulations for its operation, select the officers and employees of the Company and its subsidiaries to receive incentive awards and determine the form and amount and other terms and conditions of an incentive award.

   Eligibility. All officers, Directors, employees and consultants of the Company and any of its 50 percent or more owned subsidiaries are eligible to be selected to receive incentive awards under the 2002 Plan. The selection of who will receive awards is within the discretion of the Committee. Outside Directors and consultants of the Company may not be selected to receive incentive stock options. Incentive stock options may only be granted to employees of the Company and 50 percent or more owned subsidiaries.

   Incentive Awards. The Committee determines which of those eligible individuals should be granted incentive awards, the type of incentive awards to be granted, and the number of the shares subject to each incentive award. Set forth below is a brief description of each type of award that could be granted under the 2002 Plan.

   Stock Options. The 2002 Plan authorizes the Committee to grant incentive awards in the form of options to purchase shares of Common Stock. The Committee, with respect to each stock option, determines the number of shares of Common Stock that may be purchased by the recipient over the term of the option, the times at which portions of those shares may be purchased by the recipient, and whether the option is intended to be an incentive stock option or a nonqualified stock option. Any stock option that is granted as an incentive stock option is intended to satisfy the applicable requirements of
Section 422A of the Code. The exercise price of all stock options must be at least 100 percent of the fair market value of the Common Stock on the date of grant.

   Options may be exercised by giving written notice of such election to the Company specifying the number of shares of Common Stock the participant has elected to purchase and the date on which the participant wishes to exercise the option, together with payment of the full purchase price plus taxes, if applicable, in cash or in unrestricted shares of the Company's Common Stock that have been held by the participant for at least six months or in another form of payment approved by the Committee. The participant may elect to engage in a cashless exercise through a registered broker/dealer if desired. Upon exercise, the Committee has the authority to award a new stock reload option entitling the participant to purchase a number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and withholding taxes.

   Restricted Stock Awards. The 2002 Plan also authorizes the Committee to grant incentive awards in the form of a restricted stock award, which consists of a grant of shares of Common Stock, subject to such terms, conditions and re strictions as the Committee deems appropriate, including restrictions on transferability and continued employment.

   Stock Bonus Awards. The 2002 Plan also authorizes the Committee to grant stock bonus awards consisting of outright grants of shares of Common Stock.

   Stock Appreciation Rights. The Committee is also authorized under the 2002 Plan to grant stock appreciation rights to participants who are granted stock options under the plan, as a means to allow the participant to exercise options without the need to pay the exercise price in cash. Upon the surrender of all or a part of a related stock option, stock appreciation rights granted under the 2002 Plan will entitle a participant to receive the difference between the exercise price of the related stock option and the fair market value of the Common Stock, subject to the stock appreciation right as of the date of exercise in cash or Common Stock.

   Deferred Stock. The 2002 Plan authorizes the Committee to grant deferred stock awards, consisting of nontransferable awards entitling the participant to receive shares of Common Stock without any payment, in one or more installments, at the end of a specified deferral period determined by the Committee. Receipt of such deferred stock may be conditioned on such matters as the Committee may determine, including continued employment or the attainment of specified performance goals.

   Awards to Outside Directors. On June 30 and December 31 of each year during the term of the 2002 Plan, each person then serving as an Outside Director will be granted a stock bonus award equal in value to 50 percent of the annual cash retainer otherwise payable to Outside Directors. In addition, on December 31 of each year during the term of the 2002 Plan, each Outside Director will receive a nonqualified stock option covering 325 shares of Common Stock in lieu of any cash-based retirement benefits attributable to his or her service on the Board. Finally, the 2002 Plan provides for the automatic grant, to each person then serving as an Outside Director of the Company as of the close of business on the date of the Annual Meetings of Stockholders in each of the years 2005, 2008 and 2011, of a nonqualified stock option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000.

   Other Terms of Incentive Awards. Generally, an incentive award may not be sold, assigned, or otherwise transferred during its holder's lifetime, except by will or the laws of descent and distribution. Upon the grant of any incentive award, the Committee may, in its discretion, establish such other terms, conditions, restrictions and/or limitations governing the grant of such incentive award that are not inconsistent with the 2002 Plan.

   Termination of Employment. Unless otherwise determined by the Committee and set forth in the agreement evidencing an incentive award, all stock options granted to persons who are employees of the Company shall automatically terminate upon the termination of the participant's employment; except that, in the event of the death or disability of the participant, the portion of any such stock option that has vested as of the date of death or termination of employment due to disability may thereafter be exercised by the participant or the legal representatives of the participant for a period of one year (or such lesser period as the Committee may specify at the time of grant) from the date of such death or termination of employment, or until the expiration of the stated term of the stock option, whichever period is shorter. If a participant's employment is terminated by the Company without cause or due to normal retirement, then the portion of the stock option that has vested on the date of termination of employment may be exercised for the lesser of three months (or, in the case of a nonqualified stock option, one year) after termination of employment or the balance of such stock option's term.

   If a participant's employment with the Company is terminated for any reason whatsoever and, subsequent thereto, such participant accepts employment with a competitor of, or otherwise engages in competition with, the Company in violation of any agreement between the participant and the Company or otherwise engages in specified conduct detrimental to the Company, all options or other awards then held by such participant shall automatically terminate.

   Prohibition Against Repricing. The 2002 Plan expressly provides that the exercise price of an outstanding stock option under the 2002 Plan may not be decreased after the date of grant, nor may it be surrendered to the Company as consideration for the grant of a new stock option with a lower exercise price.

   Amendment or Termination. The 2002 Plan generally provides that it may be amended, altered, suspended or discontinued by action of the Board of Directors. However, no amendment or alteration that would impair the rights of a participant under any agreement evidencing an outstanding award may be made without the participant's consent. In addition, no amendment or alteration that would (i) repeal the prohibition against repricing, (ii) increase the overall number of shares reserved and available for issuance under the 2002 Plan, (iii) increase the limitations specifying the maximum number of awards that may be granted to any one person, or (iv) decrease the minimum exercise price of stock options, may be made without stockholder approval. The 2002 Plan will remain in effect, unless earlier terminated, until no further awards may be granted and all awards granted are no longer outstanding. However, grants of incentive stock options may be made only during the ten-year period following the effective date of the 2002 Plan.

   Change in Control Provisions. If the Company consummates a Change in Control, as defined under the 2002 Plan, the vesting periods of any and all stock options and other awards granted and outstanding under the 2002 Plan shall be accelerated, all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards. Under the 2002 Plan, a "Change in Control" occurs if: (i) the Company consummates a merger, consolidation or reorganization with or into any other person; a sale, lease, exchange or other transfer of all of its assets to any other person; or any other transaction or series of related transactions immediately after the consummation of which, any person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company's then outstanding securities, (ii) the stockholders approve a dissolution of the Company, or (iii) a majority of the Board of Directors is replaced in any twelve-month period without the approval of a majority of the persons who were either serving as Directors at the beginning of the twelve-month period or whose election as Directors was approved by such persons.

   Federal Tax Treatment. Under current federal tax law, the following are the significant federal tax consequences generally arising with respect to incentive awards granted under the 2002 Plan. The rules governing incentive awards under the 2002 Plan are complex. Therefore, the description of the significant federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Statutory provisions governing the incentive awards granted under the 2002 Plan, and the interpretations of statutory provisions, are subject to change and applications of the provisions may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

   A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant holds the shares acquired pursuant to an incentive stock option for the later of: (a) two years from the date of grant of such option or (b) one year from the date of the transfer of such shares to him or her, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

   Although neither the grant nor exercise of an incentive stock option results in taxable income, the exercise of the incentive stock option may result in the imposition of the alternative minimum tax. An optionee generally must include in alternative minimum taxable income, in the first tax year in which the optionee's rights to the stock are freely transferable or are not subject to a substantial risk of forfeiture, the amount by which the stock's fair market value exceeds the option price. The same approach must be used to determine the stock's basis for minimum tax computations.

   A participant who was granted a nonqualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the fair market value of shares on the date of exercise. The Company is entitled to a corresponding deduction for the same amount.

   A participant who has been granted an incentive award consisting of restricted shares of Common Stock will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at the time of grant, assuming the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the shares. The Company will be entitled to a corresponding deduction.

   The award of an outright grant of Common Stock in the form of a stock bonus award will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock distributed to him or her. The Company will receive a corresponding deduction for the same amount. The award of deferred stock will result in similar tax consequences at the end of the specified deferral period.

   A participant who has been granted stock appreciation rights will not realize taxable income at the time of grant, and the Company will not be entitled to a deduction at the time of grant. When the stock appreciation rights are exercised and result in the holder receiving cash or stock, or both, the amount of cash and the fair market value of any stock received are included in the taxable compensation of the recipient. The Company will be entitled to a corresponding deduction.

   New Plan Benefits. No awards will be granted under the 2002 Plan prior to its approval by the stockholders of the Company at the Annual Meeting. Except for automatic grants to Outside Directors described above, all future grants under the 2002 Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. The value of any benefits awarded under the 2002 Plan will depend on a number of factors, including the fair market value of the Common Stock on future dates and the exercise decisions made by the recipients of incentive awards. As a result, it is not possible to determine the benefits that might be received by participants receiving discretionary awards under the 2002 Plan.

   Other Information. The closing price of the Company's Common Stock reported on the New York Stock Exchange for March 11, 2002 was $13.37 per share.

Vote Required for Approval

   Approval of the 2002 Plan will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock who are present in person or represented by proxy at the Annual Meeting and are entitled to vote on the proposal.

   The Board of Directors recommends that stockholders vote FOR approval of the 2002 Plan.

--------------------------------------------------------------------------------
                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

   Nominees for election at the next Annual Meeting to serve until 2003, a term of one year:
--------------------------------------------------------------------------------

Lee A. Asseo, 64, is a retired Chairman of the Board and Chief Executive
Officer of The Whiting Company, a manufacturer of synthetic fibers for the brush industry, which he joined in 1983. Mr. Asseo retired from The Whiting Company in 1996. He has been a Lydall Director since 1985. During 2001, Mr. Asseo served as a member of the Compensation and Stock Option Committee.
--------------------------------------------------------------------------------

Samuel P. Cooley, 70, is a retired Executive Vice President and Senior Credit Approval Officer of Shawmut Bank Connecticut, N.A., now FleetBoston Financial, which he joined in 1955. Mr. Cooley retired from Shawmut Bank in 1993. He currently serves as a member of the Board of HPSC, Inc., a financial services company. He has been a Lydall Director since 1966. During 2001, Mr. Cooley served as Chairman of the Audit Review Committee and as a member of the Pension Committee.
--------------------------------------------------------------------------------

W. Leslie Duffy, 62, is a partner in the law firm of Cahill Gordon & Reindel.
He has been with that firm since 1965. He has been a Lydall Director since
1992. During 2001,
Mr. Duffy served as Chairman of the Pension Committee and as a member of the Executive Committee.
--------------------------------------------------------------------------------

David Freeman, 57, is a Professor of International Business at Central Connecticut State University. He is a retired Chairman and Chief Executive Officer of Loctite Corporation, which he joined in 1974. He became a member of Loctite's Board of Directors in 1990, President of Loctite in 1991, and Chief Executive Officer in 1993. He was appointed Chairman of Loctite in April 1996. Mr. Freeman retired from Loctite in 2000. He became a Lydall Director in 1998. During 2001, Mr. Freeman served as a member of the Executive, Nominating and Pension Committees.
--------------------------------------------------------------------------------

Suzanne Hammett, 46, is a Managing Director and head of Credit Risk Policy for J.P. Morgan Chase & Co. She has been with the firm since 1977. During her career she has held positions within the Investment Bank, most recently as
Chief of Staff for JPMorgan. Prior responsibilities included head of the
Lending and Portfolio management group.
Ms. Hammett is a member of the Investment Bank Operating Committee and is a Trustee of the JP Morgan Chase Trust Foundation. She became a Lydall Director in 2000. During 2001, Ms. Hammett served as a member of the Nominating
Committee.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Robert E. McGill, III, 70, is a retired Executive Vice President - Finance and Administration of Dexter Corporation, which he joined in 1975. Mr. McGill retired from Dexter in 1994. He was elected to Dexter's Board of Directors in 1983, from which he retired in 1995. He serves as a Trustee of the Travelers Variable Annuities Mutual Funds. He became a Lydall Director in August 1999. During 2001, Mr. McGill served as a member of the Audit Review Committee.
--------------------------------------------------------------------------------

Christopher R. Skomorowski, 48, is the President and Chief Executive Officer of Lydall, a position he has held since December 1998. He has held a variety of management positions in both finance and marketing since joining Lydall in
1978. Prior to becoming CEO, Mr. Skomorowski was President of Lydall Westex, a position he had held since 1991. He served as a rotating senior management Director from 1994 to 1995 and then became a member in 1998. During 2001, Mr. Skomorowski served as Chairman of the Nominating Committee and as a member of the Executive Committee.
--------------------------------------------------------------------------------

Elliott F. Whitely, 58, is a retired President of Lydall Technical Papers, a position he held from 1987 through 1997. He joined Lydall Technical Papers in 1974 and later served as its Vice President of Development and Technology until he became its President. He served as a rotating senior management Director from 1993 to 1994 and 1996 to 1997. He joined the Board in 1998. During 2001, Mr. Whitely served as a member of the Nominating Committee.
--------------------------------------------------------------------------------

Roger M. Widmann, 62, was elected Chairman of the Board on December 29, 1998 and is a Principal of Tanner & Co., Inc., an investment banking firm, a position he has held since 1997. Formerly, Mr. Widmann was Senior Managing Director, Corporate Finance, of Chemical Securities, Inc. He joined Chemical Bank (now J.P. Morgan Chase & Co.) in May 1986. Prior to that, he had been a founder and Managing Director of First Reserve Corporation, an energy investment and finance firm, since 1981. Mr. Widmann has served as a Director of Weatherford Enterra, Inc. and has been a Lydall Director since 1974. During 2001, Mr. Widmann served as Chairman of the Compensation and Stock Option Committee and the Executive Committee.
--------------------------------------------------------------------------------

Albert E. Wolf, 72, is a former Chairman of the Board of Checkpoint Systems, Inc., which manufactures and markets electronic security systems. Mr. Wolf was Chairman and Chief Executive Officer of Checkpoint Systems from 1972 until 1999 when he retired. He has been a Lydall Director since 1977. During 2001, Mr. Wolf served as a member of the Compensation and Stock Option Committee and the Audit Review Committee.

--------------------------------------------------------------------------------

ACTIVITIES OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD

   The Board of Directors held six meetings during 2001 and acted by unanimous consent on two occasions. During 2001, each of the Directors attended at least 75 percent of the aggregate of all meetings of the Board and of all committees of which he or she was a member, except Mr. Wolf who attended 73 percent of the meetings of the Board and committees on which he served.

   The Company's Board of Directors has five standing committees: Audit Review, Compensation and Stock Option, Pension, Nominating and Executive. The Audit Review Committee considers and reviews all matters connected with internal and external audit reports, the external auditor's management report, and similar matters. See "Report of the Audit Review Committee" below. The Compensation and Stock Option Committee: (i) reviews the executive compensation of senior officers of the Company; (ii) approves various contracts with officers; and
(iii) approves the granting of restricted stock awards, stock options and stock bonus awards to key employees pursuant to the 1992 Plan. The Pension Committee considers matters concerning the retirement plans of the Company. The Nominating Committee recommends persons to be nominated as Directors and considers nominees recommended by stockholders. See "Stockholder Proposals and Nominations for Director" below. The Executive Committee acts on behalf of the Board of Directors in the intervals between its meetings on all matters other than those that are specifically reserved to the full Board under the applicable provisions of the Delaware General Corporation Law and those specifically assigned by the Board of Directors to its other committees.

   During 2001, the Audit Review Committee held three meetings; the Compensation and Stock Option Committee held two meetings; the Pension Committee held one meeting; the Nominating Committee held no meetings, and the Executive Committee held two meetings.

DIRECTOR COMPENSATION

   During 2001, outside Directors were paid $1,000 for each meeting of the Board of Directors attended, as well as $500 for any committee meeting held on a day other than the day on which a Board meeting was held. In addition, the 1992 Plan provides for the automatic grant of nonqualified stock options covering the lesser of 9,000 shares of Common Stock, or a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000, to each person serving as a Director on May 7, 2002. New Directors, upon joining the Board, receive an automatic grant of nonqualified stock options covering the lesser of (i) 9,000 shares of Common Stock, (ii) a number of shares of Common Stock having an aggregate fair market value on the date of grant equal to $100,000 or (iii) the number of shares then available for such purpose under the 1992 Plan.

   From 1991 through 1996, the Company maintained a Deferred Compensation Plan for outside Directors and the Chairman (the "Deferred Compensation Plan"). The Deferred Compensation Plan was discontinued in 1996, and no further benefits will accrue thereunder. All Directors who participated in this plan will receive a lump-sum cash payment upon the later of the date they cease to serve as a Director or their attaining 62 years of age. For each of those Directors, the total amount of the payment will be equal to $3,000 for each full or partial calendar year of service as a Director completed prior to January 1, 1991, plus $6,000 for each full or partial calendar year of service as a Director completed after December 31, 1990 through December 31, 1996. All benefits are fully vested.

   In addition to the foregoing, each outside Director currently receives a $16,000 annual retainer paid in the form of unrestricted shares of Common Stock. There is also an automatic grant each year of a nonqualified stock option covering 325 shares of Common Stock to each outside Director of the Company in lieu of any further accruals under the Deferred Compensation Plan.

TRANSACTIONS WITH DIRECTORS

   During 2001, Cahill Gordon & Reindel, of which Director W. Leslie Duffy is a partner, was engaged by the Company as special counsel for limited matters.

   During 2001, Director Roger M. Widmann received $120,000 in compensation for his services as Chairman of the Board.

--------------------------------------------------------------------------------
                     REPORT OF THE AUDIT REVIEW COMMITTEE
--------------------------------------------------------------------------------

   The Audit Review Committee focuses on three primary areas:

   . the performance of the Company's internal auditors and the independence and performance of the Company's independent auditors;

   . the Company's compliance with applicable legal and regulatory requirements; and

   . the Company's internal controls, financial reporting process and financial statements.

Periodically, we meet with management to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. We discuss these matters with the Company's independent auditors, appropriate Company financial personnel and internal auditors. We meet with each privately. Independent and internal auditors of the Company have unrestricted access to the Audit Review Committee.

   The Audit Review Committee also recommends to the Board the appointment of the independent auditors and reviews the performance and independence from management of the independent auditors.

   The Directors who serve on the committee are all "independent" for purposes of the New York Stock Exchange listing standards. The Board of Directors has determined that none of the Committee members have a relationship with the Company that may interfere with their independence from the Company and its management.

   The Board has adopted a written charter setting out the functions the Committee is to perform.

   Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

   The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America and discuss with us the Company's significant accounting policies, accounting estimates and management judgments reflected in the financial statements, audit adjustments arising from the audit, and other matters in accordance with Statement on Auditing Standards No. 61, "Communication with Audit Committees."

   This year, the Audit Review Committee reviewed the Company's audited financial statements for the fiscal year ended December 31, 2001 and met with both management and PricewaterhouseCoopers LLP, the Company's independent auditors, to discuss those financial statements. Management has represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

   We have received from, and discussed with, PricewaterhouseCoopers LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees," relating to that firm's independence from the Company.

   Based on these reviews and discussions, we have recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

   Samuel P. Cooley, Chairman
   Robert E. McGill, III
   Albert E. Wolf

AUDIT FEES

   The aggregate fees paid to PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements for 2001 and for the Company's unaudited financial statements included in its quarterly filings on Form 10-Q for 2001 were $398,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

   The aggregate fees billed for certain information technology services of the type described in Rule 2-01(c) (4)(ii)(B) of Regulation S-X rendered by PricewaterhouseCoopers LLP during fiscal year 2001 were $0.

ALL OTHER FEES

   The total fees billed for all other non-audit services rendered by PricewaterhouseCoopers LLP during 2001, primarily including audits of the Company's benefit plans and tax compliance services, were $507,000. The Audit Review Committee has considered whether the provision of these non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP and believes that the provision of such services does not compromise the independence of PricewaterhouseCoopers LLP.

--------------------------------------------------------------------------------
                  SECURITIES OWNERSHIP OF DIRECTORS, CERTAIN
                   OFFICERS AND 5 PERCENT BENEFICIAL OWNERS
--------------------------------------------------------------------------------

   The following table lists, to the Company's knowledge, the ownership of Common Stock and the nature of such ownership for: (a) each Director and nominee for Director, (b) each officer named in the Summary Compensation Table who is not reported in column a, (c) all executive officers and Directors of Lydall as a group, and (d) each person who beneficially owns in excess of 5 percent of the outstanding shares of Common Stock. Unless otherwise noted, each holder has sole voting and dispositive power with respect to the shares listed. All information is given as of March 1, 2002.

                                              Common Stock Beneficially Owned
                                      -----------------------------------------------  Percent of
                Name                   Direct        Indirect Exercisable/(1)/  Total  Class/(2)/
-------------------------------------------------------------------------------------------------
                 (a)
L. A. Asseo                              43,106        1,000       18,752       62,858      *
S. P. Cooley                             10,106                    18,752       28,858      *
W. L. Duffy                              12,106                    18,752       30,858      *
D. Freeman                                5,753                    10,863       16,616      *
S. Hammett                                3,145                     4,608        7,753      *
R. E. McGill, III                         5,376                     4,719       10,095      *
C. R. Skomorowski                        76,707        7,500      145,013      229,220    1.4
E. F. Whitely                            78,623                    18,243       96,866      *
R. M. Widmann                            91,942          450       63,752      156,144    1.0
A. E. Wolf                               30,216        2,000       18,752       50,968      *
                 (b)
W. A. Ruschmeyer                            402        3,500       16,875       20,777      *
J. P. Carolan                            63,503        8,953       95,544      168,000    1.1
R. S. Grupinski, Jr.                      4,375                    36,000       40,375      *
K. G. Lynch                               6,085                    43,675       49,760      *
T. P. Smith                                 884                     4,125        5,009      *
                 (c)
Directors and Executive Officers as a
Group
(16 persons)                            424,737       14,450      491,945      931,132    5.8
                 (d)
T. Rowe Price Associates, Inc.
100 E. Pratt Street
Baltimore, MD 21202                   1,301,600/(3)/                                      8.1
-------------------------------------------------------------------------------------------------

/(1)/ Exercisable under the Company's stock incentive compensation plans. /(2)/ * Indicates that the Director/Officer owns less than 1 percent of the outstanding shares of Common Stock.
/(3)/ As reported in Schedule 13G filed with the Securities and Exchange
      Commission on February 14, 2002.

                                           Common Stock Beneficially Owned
                                    ---------------------------------------------  Percent of
               Name                  Direct        Indirect Exercisable/(1)/ Total Class/(2)/
---------------------------------------------------------------------------------------------
Dimensional Fund Advisors, Inc.
1299 Ocean Avenue
11th Floor
Santa Monica, CA 90401              1,260,380/(4)/                                    7.9
---------------------------------------------------------------------------------------------
Westport Asset Management, Inc.
253 Riverside Avenue
Westport, CT 06880                  1,145,300/(5)/                                    7.2
---------------------------------------------------------------------------------------------
Credit Suisse Asset Management, LLC
466 Lexington Avenue, 12th Floor
New York, NY 10017                    903,962/(6)/                                    5.7
---------------------------------------------------------------------------------------------
Wellington Management Company, LLP
75 State Street
Boston, MA 02109                      863,400/(7)/                                    5.4
---------------------------------------------------------------------------------------------

/(1)/ Exercisable under the Company's stock incentive compensation plans. /(2)/ * Indicates that the Director/Officer owns less than 1 percent of the outstanding shares of Common Stock.
/(3)/ As reported in Schedule 13G filed with the Securities and Exchange
      Commission on February 14, 2002.
/(4)/ As reported in Schedule 13G filed with the Securities and Exchange
      Commission on January 30, 2002.
/(5)/ As reported in Schedule 13G filed with the Securities and Exchange
      Commission on February 15, 2002.
/(6)/ As reported in Schedule 13G filed with the Securities and Exchange
      Commission on February 5, 2002.
/(7)/ As reported in Schedule 13G filed with the Securities and Exchange
      Commission on February 14, 2002.

--------------------------------------------------------------------------------
                            EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION AND STOCK OPTION COMMITTEE REPORT TO STOCKHOLDERS

   Based on proposals by management, the Compensation and Stock Option Committee (the "Committee") approves the compensation levels of Lydall's senior executives, subject to ratification by the Board of Directors. The Committee also administers the Company's Economic Value Added ("EVA") cash bonus program and the Company's stock incentive compensation plans. Each of the three members of the Committee is an outside Director. All decisions by the Committee relating to the compensation of the Company's senior executives are reviewed by the full Board of Directors including decisions about awards under the Company's stock-based compensation plans.

   The Committee has been guided by the following principles in determining the compensation levels of the senior executives, including those named in the Summary Compensation Table--Messrs. Skomorowski, Ruschmeyer, Carolan, Grupinski and Lynch. Mr. Smith is not one of the senior executives whose salary is reviewed by the Committee.

PHILOSOPHY

   Lydall relates its executive compensation to the long-term goals and strategy of the Company, which are to improve the strength and profitability of Lydall and to protect and increase stockholder value through above-average, consistent performance.

   The Committee's executive compensation policies are designed to provide competitive levels of compensation that are closely integrated with the Company's annual and long-term strategic goals. Lydall seeks to attract and retain the highest qualified executives by offering competitive levels of base compensation as well as cash and stock-based incentive plans closely tied to the interests of its stockholders.

   Senior executive compensation packages are intended to be consistent with those of executives in comparable positions with diversified manufacturers similar in size to Lydall. However, since Lydall directly ties a large portion of its executive compensation to corporate performance, executives may be paid more in a particular year of good results and less in a year of disappointing results.

   The Committee believes that stock ownership by management serves to align management and stockholder interests. Therefore, the Company's stock-based incentive plans are an important component of its executive compensation and are intended to retain and motivate executives to improve the long-term performance of the Company. The Committee also believes in aligning the cash bonus plan of the Company directly with the creation of stockholder value.

ELEMENTS OF COMPENSATION

   The following describes each of the three components of Lydall's executive compensation packages.

   Base Salary. Base salary is compared with the competitive median for diversified manufacturers of similar size, as determined by independently published compensation surveys. Annual salaries for senior executives are reviewed by the Committee every two years. Adjustments are based on changes in competitive pay levels and the Committee's assessment of the senior executive's overall performance.

   Effective January 1, 2001, the
salaries of Mr. Skomorowski, Mr. Grupinski and Mr. Lynch were increased by 14.3, 14.3 and 20.5 percent, respectively. Effective January 1, 2002,
Mr. Ruschmeyer's salary was increased by 15.4 percent.

   Bonus Compensation. The bonus portion of Lydall's executive compensation is a key component of its total compensation packages.

   Lydall has adopted an EVA concept as the framework for its financial management and incentive compensation system. EVA is a measure of financial performance that is closely correlated with changes in stock market value. EVA equals the profit achieved after subtracting a charge for the use of capital (including debt and equity) from the Company's net operating profit after taxes.

   Lydall's EVA Incentive Bonus Program (the "Program"), is based on incremental EVA improvements year over year. It rewards sound decision-making based on long-term sustainable growth. The objective of the Program is to create a strong incentive for Lydall's employees to increase stockholder value by allowing them to share a portion of the increase.

   Most full-time salaried and hourly employees of the Company are eligible to participate in the Program. Salaried employees of EVA Centers, which are either individual operations or groups of related businesses of Lydall, receive bonuses based 70 percent on the performance of their specific EVA Center and 30 percent on the performance of Lydall on a consolidated basis. Hourly employees receive bonuses based entirely on the performance of their specific EVA Center. Bonuses for employees of the Lydall World Headquarters are based solely on the performance of Lydall on a consolidated basis.

   Companywide, the amounts for individual awards range from 5 percent to 70 percent of base salary ("target percentage") if pre-determined targets are met. The amount of the award, however, can be more or less if targets are exceeded or not met, respectively. In 2001, the senior executives named in the Summary Compensation Table, other than Mr. Skomorowski, Mr. Ruschmeyer and Mr. Smith, had target percentages of 50 percent. Mr. Skomorowski, Mr. Ruschmeyer and Mr. Smith had target percentages of 70, 60 and 40 percent, respectively. As a result of the performance of his specific EVA center during 2001, Mr. Grupinski received a bonus equal to 23 percent of his base salary. Based on performance in 2001, none of the other named senior executives received a bonus for 2001.

   Stock Option Awards. The Committee has granted stock options for the purpose of further linking executive compensation to long-term performance by facilitating appropriate levels of stock ownership by its executives. Option grants are based on comparison studies of executive stock ownership in other public companies similar in size to Lydall and individual performance. In addition to the senior executives named in the Summary Compensation Table, a significant number of Lydall's managers participate in the Company's stock option program.

   Stock options are granted at the prevailing market price on the grant date and will only appreciate in value if the Company's stock price increases above the grant price. Generally, option grants vest over four years and individuals must be employed by the Company at the time of vesting in order to exercise the options.

   Mr. Skomorowski received one option grant covering 90,000 shares of Common Stock in 2001. Mr. Skomorowski's option holdings are reviewed annually by the Committee.

   In 2001, Messrs. Ruschmeyer, Carolan, Grupinski, Lynch and Smith each received one option grant covering a total of 80,000, 9,000, 50,000, 40,000 and 25,000 shares, respectively.

LIMITATION ON DEDUCTIBILITY OF EXECUTIVE COMPENSATION

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly held corporation, such as the Company, a federal income tax deduction for compensation in excess of $1 million per year paid or accrued for its chief executive officer or any of its four other most highly compensated executive officers. Certain "performance-based" compensation is not subject to the limitation on deductibility provided that certain stockholder approval and independent director requirements are met.

   As no Company executive officer's compensation exceeded $1 million per year, the Committee does not believe that the deductibility limitation is applicable. The Committee will continue to review the situation in light of the regulations and future events with the objective of achieving deductibility to the extent appropriate.

   Roger M. Widmann, Chairman
   Lee A. Asseo
   Albert E. Wolf

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   None of the Compensation and Stock Option Committee members have interlocking relationships with the Company, and all are outside Directors.

--------------------------------------------------------------------------------
                               PERFORMANCE GRAPH
--------------------------------------------------------------------------------

   The following graph compares the cumulative total return on the Company's shares over the past five years with the cumulative total return on shares of companies comprising the Standard & Poor's SmallCap 600 Index and the Russell 2000 Index. Cumulative total return is measured assuming an initial investment of $100 on December 31, 1996, including reinvestment of dividends.

   Due to the diversity of niche businesses that Lydall participates in, it is difficult to identify a reasonable peer group or one line-of-business index for comparison purposes. Thus, Lydall has chosen to compare its performance to the Standard & Poor's SmallCap 600 Index and the Russell 2000 Index, both of which include Lydall as a constituent.

                 COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN
                AMONG LYDALL, INC., THE S&P SMALLCAP 600 INDEX
                          AND THE RUSSELL 2000 INDEX
                        [CHART]

       LYDALL, Inc  S&P SMALLCAP 600    RUSSELL 2000
       -----------  ----------------    ------------
12/96     100              100               100
12/97      87              126               122
12/98      53              129               119
12/99      29              145               145
12/00      39              162               140
12/01      44              195               144

--------------------------------------------------------------------------------
                          SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

   The following table shows the compensation either paid or awarded by the Company for each of the three years ended December 31, 1999, 2000 and 2001 to the Chief Executive Officer of the Company, each of the four other most highly compensated executive officers who were serving as executive officers as of December 31, 2001 and one officer who served as an executive officer for a portion of 2001.

                                  Annual Compensation              Long-Term Compensation
                                                                   Awards             Payouts
                                                            --------------------- ---------------
          (a)            (b)   (c)           (d)     (e)       (f)        (g)      (h)     (i)
                                                    Other              Securities          All
                                                   Annual   Restricted Underlying         Other
                                                   Compen-    Stock     Options/   LTIP  Compen--
Name And                      Salary        Bonus  sation     Awards      SARs    Payout  sation
Principal Position       Year  ($)           ($)   ($)/(1)/    ($)        (#)      ($)   ($)/(2)/
-------------------------------------------------------------------------------------------------
C.R. Skomorowski         2001 400,000            0  9,750       0       90,000/0    0     17,835
 President , CEO         2000 350,000      212,100  8,175       0       80,000/0    0     24,471
 and Director            1999 350,000            0  7,786       0       29,000/0    0     49,670
-------------------------------------------------------------------------------------------------
W.A. Ruschmeyer          2001 325,000            0 14,377       0       80,000/0    0     23,595
 Executive VP-Finance    2000 308,892/(3)/ 164,125 11,646       0       67,500/0    0     18,549
 and Administration, CFO 1999       0            0      0       0            0/0    0          0
-------------------------------------------------------------------------------------------------
J.P. Carolan             2001 315,000            0 44,949       0        9,000/0    0     24,700
 VP E-Commerce           2000 315,000      176,715 13,231       0       17,500/0    0     27,475
                         1999 315,000      120,826 10,406       0        5,000/0    0    142,800
-------------------------------------------------------------------------------------------------
R.S. Grupinski, Jr.      2001 240,000       55,400  5,496       0       50,000/0    0     11,642
 Group President         2000 210,000       97,965  5,019       0       35,000/0    0     10,913
                         1999 186,667            0  1,200       0       10,000/0    0     11,370
-------------------------------------------------------------------------------------------------
K.G. Lynch               2001 265,000            0 10,141       0       40,000/0    0     17,113
 Group President         2000 220,000      129,580  8,797       0       35,000/0    0     48,619
                         1999 180,000       75,463  1,692       0        7,500/0    0     94,654
-------------------------------------------------------------------------------------------------
T.P. Smith               2001 166,400            0  3,975       0       25,000/0    0     10,647
 V.P.-Controller         2000 106,667       43,093  2,029       0       16,500/0    0      2,800
                         1999       0            0      0       0            0/0    0          0
-------------------------------------------------------------------------------------------------

/(1)/ None of the named executive officers received perquisites or other personal benefits worth an aggregate dollar value that was greater than either $50,000 or 10 percent of his total annual salary and bonus, as reported above.

/(2)/ The items reported in column (i) for 2001 include amounts paid on behalf of the named individuals by the Company for:

     Defined Contribution Plan (401(k) Plan includes Profit Sharing Component):
     C.R. Skomorowski ($5,100); W.A. Ruschmeyer ($5,100); J.P. Carolan ($5,100); R.S. Grupinski, Jr. ($5,100); K.G. Lynch ($5,100); and T.P.
     Smith ($5,100).

     The Employee Stock Purchase Plan:
     C.R. Skomorowski ($600); W.A. Ruschmeyer ($600); J.P. Carolan ($600); R.S. Grupinski, Jr. ($600); K.G. Lynch ($600); and T.P. Smith ($600).

     Life Insurance Premiums:
     C.R. Skomorowski ($12,135); W.A. Ruschmeyer ($17,895); J.P. Carolan ($19,000); R.S. Grupinski, Jr. ($5,942); K.G. Lynch ($11,413); and T.P.
     Smith ($4,947).

/(3)/ In 2000, $51,600 of $308,892 reported as salary was paid to Mr.
      Ruschmeyer as consulting fees prior to his becoming an employee on March 16, 2000.

--------------------------------------------------------------------------------
                               PLAN DESCRIPTIONS
--------------------------------------------------------------------------------

DEFINED BENEFIT PENSION PLAN

   The Company provides a noncontributory, "career average" defined benefit pension plan (the "Pension Plan") to most salaried employees. The Pension Plan provides that benefits, in the amount of 2 percent of the participant's annual eligible earnings (subject to limitations imposed by the Internal Revenue
Code), will accrue annually. The Pension Plan benefits are not determined primarily by final or average final compensation. The Company pays the entire cost of the Pension Plan, which is administered by a committee appointed by the Board of Directors.

   A participant's compensation, for purposes of determining pension benefits, is the participant's W-2 compensation (less bonus and other similar compensation payments) plus pretax employee contributions to the pretax plans of Lydall.

   The normal retirement age under the Pension Plan is 65 and actuarially reduced benefits are available at age 55 if the participant has ten years of service. Messrs. Skomorowski, Ruschmeyer, Carolan, Grupinski, Lynch and Smith are expected to receive annual benefits upon retirement at normal retirement age (assuming they work until age 65 and receive salary increases of 4.5 percent per year) in the amounts of $131,550, $76,600, $71,076, $176,545,
$109,078 and $126,573, respectively. The aforementioned amounts are not subject to any further reductions for Social Security benefits or for any other offset amounts.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

   The Company has a supplemental retirement plan intended to provide retirement benefits supplementing those provided under other Company-related retirement plans to certain officers. Messrs. Skomorowski, Ruschmeyer and Carolan are participants. Upon retirement, and for a period of up to 15 years, a participant is entitled to receive a monthly retirement benefit.

   That benefit is limited to a maximum of 60 percent of the participant's final average pay, less the participant's benefits (attributable to Company contributions) under all of the Company's qualified plans.

   A participant is deemed vested in the supplemental benefits when they have attained age 55 and the sum of their age and service equals or exceeds 70. Mr. Carolan is the only participant named in the Summary Compensation Table who is vested. Messrs. Skomorowski, Ruschmeyer and Carolan are estimated to receive annual benefits upon retirement at normal retirement age in the amount of $320,636, $238,619 and $110,712, respectively.

--------------------------------------------------------------------------------
                              STOCK OPTION TABLES
--------------------------------------------------------------------------------

   The following table provides information regarding stock options granted during 2001 to the officers named in the Summary Compensation Table. In accordance with Securities and Exchange Commission rules, the values assigned to each reported option are shown using gains based on assumed rates of annual compound stock price appreciation of 5 percent and 10 percent from the date the options were granted over the full option term.

   In assessing these values, it should be kept in mind that no matter what theoretical value is placed on a stock option on the date of grant, its ultimate value will be dependent on the market value of the Company's stock at a future date, and that value will depend on the efforts of such executives to foster the future success of the Company for the benefit of not only the executives, but all stockholders.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                   Potential Realizable
                                                                     Value at Assumed
                                                                  Annual Rates of Stock
                                                                  Price Appreciation for
                                  Individual Grants                  Option Term (*)
                    --------------------------------------------- ----------------------
        (a)             (b)             (c)       (d)      (e)       (f)        (g)
                                        % of
                                       Total
                     Number of        Options/
                     Securities         SARs
                     Underlying      Granted to Exercise
                    Options/SARs     Employees  or Base  Expira-
                      Granted        in Fiscal   Price    tion
                        (#)             Year     ($/Sh)   Date      5%($)      10%($)
----------------------------------------------------------------------------------------
C.R. Skomorowski       90,000/(1)//0  16.01/0     9.85   12/11/11 557,515    1,412,853
----------------------------------------------------------------------------------------
W.A. Ruschmeyer        80,000/(1)//0  14.23/0     9.85   12/11/11 495,569    1,255,869
----------------------------------------------------------------------------------------
J.P. Carolan            9,000/(1)//0   1.60/0     9.85   12/11/11  55,752      141,825
----------------------------------------------------------------------------------------
R.S. Grupinski, Jr.    50,000/(1)//0   8.89/0     9.85   12/11/11 309,731      784,918
----------------------------------------------------------------------------------------
K.G. Lynch             40,000/(1)//0   7.11/0     9.85   12/11/11 247,784      627,935
----------------------------------------------------------------------------------------
T.P. Smith             25,000/(1)//0   4.45/0     9.85   12/11/11 154,865      392,459
----------------------------------------------------------------------------------------

/(* ) These amounts represent certain assumed rates of appreciation only.
      Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. /

/(1)/ Exercisable 25% on 12/12/02; 50% on 12/12/03; 75% on 12/12/04; 100% on
      12/12/05.

   The following table shows stock option exercises by the named officers during 2001, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2001. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing stock options and the market price of Lydall's Common Stock at December 31, 2001.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                                         Number of
                                                        Securities       Value of
                                                        Underlying      Unexercised
                                                        Unexercised    In-the-Money
                                                       Options/SARs   Options/SARs at
                                                         at FY-End        FY-End
                                                      --------------- ---------------
              (a)                    (b)       (c)          (d)             (e)
                                   Shares
                                 Acquired on  Value    Exercisable/    Exercisable/
                                  Exercise   Realized  Unexercisable   Unexercisable
              Name                   (#)       ($)          (#)             ($)
-------------------------------------------------------------------------------------
C.R. Skomorowski................   15,200     44,338  132,513/165,838  26,176/84,469
W.A. Ruschmeyer.................        0          0   16,875/130,625  13,658/54,573
J.P. Carolan....................   18,000     32,256    91,794/24,625   8,913/23,589
R.S. Grupinski, Jr..............        0          0    31,000/81,250   8,201/32,463
K.G. Lynch......................        0          0    39,300/70,000   8,799/30,763
T.P. Smith......................        0          0     4,125/37,375      723/6,419
-------------------------------------------------------------------------------------

TRANSACTIONS WITH MANAGEMENT

   The Company has entered into employment agreements with Messrs. Skomorowski, Ruschmeyer, Carolan, Grupinski, and Lynch. All agreements, with the exception of that belonging to Mr. Ruschmeyer, are dated March 1, 2000 and were amended on August 1, 2000. Mr. Ruschmeyer's agreement is dated March 16, 2000 and was amended on August 1, 2000. These agreements provide, among other things, for benefits in the event of termination of the employee's employment by the Company other than for "cause" (as defined in the agreements) or by the employee for "good reason" (as defined in the agreements).

   For all agreements except Mr.Skomorowski's, if such a termination without "cause" or for "good reason" does not occur within 12 months following a "Change of Control" of the Company, such termination benefits would include (i) a severance benefit equal to one times the sum of the employee's annual base salary rate and average annual incentive bonus, paid over 12 months; (ii) continued coverage under the Company's medical, dental and life insurance plans for up to 12 months, subject to any required employee contributions; and (iii) certain other benefits.

   Mr. Skomorowski's agreement provides that termination under the same circumstances would include the following benefits: (i) a severance benefit equal to two times the sum of his annual base salary rate and average annual incentive bonus, payable in a lump sum; (ii) continued coverage under the Company's medical, dental, life insurance, and long-term disability plans, if commercially available, for 18 months; (iii) supplemental benefits under the Company's tax-qualified pension plan and supplemental executive retirement plan as if he had 18 additional months of service; and (iv) certain other benefits.

   If such a termination without "cause" or for "good reason" occurs within 12 months following a "Change of Control" of the Company, such termination benefits would include for all those with agreements other than Mr.
Skomorowski: (i) a severance benefit equal to two times the sum of the employee's annual base salary rate and average annual incentive bonus, payable in a lump sum; (ii) a pro-rata portion of the employee's maximum bonus opportunity for the year of termination of employment; (iii) continued coverage under the Company's medical, dental, life insurance and (if reasonably commercially available) long-term disability plans for up to 24 months, subject to any required employee contributions; (iv) supplemental benefits under the Company's tax-qualified pension plan and supplemental executive retirement plan as if the employee had two additional years of service; (v) vesting in stock options and restricted stock; and (vi) certain other benefits.

   Mr. Skomorowski's agreement provides that, if such a termination were to occur within 12 months following a "Change of Control" of the Company, such termination benefits would include: (i) a severance benefit equal to three times the sum of his annual base salary rate and average annual incentive bonus, payable in a lump sum; (ii) a pro-rata portion of his maximum bonus opportunity for the year of termination of employment; (iii) continued coverage under the Company's medical, dental, life insurance and, if commercially available, long-term disability plans for up to 36 months, subject to any required employee contributions; (iv) supplemental benefits under the Company's tax-qualified pension plan and supplemental executive retirement plan as if he had three additional years of service; (v) vesting in stock options and restricted stock; and (vi) certain other benefits. If any payments or benefits for Mr. Skomorowski are subject to the federal excise tax on "excess parachute payments," Mr. Skomorowski will receive under his employment agreement an additional payment in an amount designed to put him in the same after-tax position as if the excise tax had not been imposed.

   The employment agreements define a "Change of Control" to mean (i) the acquisition by a third party of at least 25 percent of the total voting power of all classes of the Company's stock; (ii) the election to the Board of a majority of Directors who were not approved by a majority of current Directors; or (iii) a shareholder approved plan of complete liquidation, an agreement for the sale or other disposition of substantially all of the assets of the Company, or an agreement for the merger or consolidation of the Company resulting in substantially new ownership.

   The Company has also entered into an agreement with Mr. Smith dated May 1, 2000. The agreement is intended to provide for continuity of management, in the event of a change in control of the Company. The agreement generally provides for severance benefits in the event that Mr. Smith is terminated within 12 months following a Change in Control, unless the termination is for "cause," as defined in the agreement. The agreement defines change of control of the Company as: (a) beneficial ownership by a third party of at least 25 percent of total voting power of all classes of stock of the Company; or (b) the election to the Board of a majority of Directors who were not approved by a majority of current Directors; or (c) a shareholder approved liquidation of the Company; or
(d) a merger or consolidation of the Company; or (e) a sale or disposition of the assets of the Company. The benefits which Mr. Smith would receive under the agreement include severance equal to two times the sum of his base salary and the average of the three highest annual bonuses in the previous five years; the maximum bonus for which he was eligible in the year of termination, and two years of medical, dental, life and long-term disability insurance coverage.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors, executive officers and persons who beneficially own more than 10 percent of the Company's stock to file certain reports with the Securities and

Exchange Commission ("SEC") and the New York Stock Exchange concerning their beneficial ownership of the Company's equity securities. Applicable SEC regulations also require such persons to furnish the Company with copies of all such reports. Based solely on a review of the copies of such reports furnished to the Company as of the date of this Proxy Statement, or written representations that no reports were required, the Company believes that, during 2001, all filing requirements applicable to its Directors, officers and greater than 10 percent stockholders were satisfied.

APPOINTMENT OF AUDITORS

   The Board of Directors approved, upon recommendation of the Audit Review Committee, the retention of PricewaterhouseCoopers LLP as independent auditors for the Company for the year ended December 31, 2001. It is expected that the Board of Directors will reappoint PricewaterhouseCoopers LLP as the Company's independent auditors for the current year. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

   Proposals of stockholders of the Company that are intended to be presented at the Annual Meeting to be held in 2003, and which stockholders desire to have included in the Company's proxy materials relating to such meeting, must be received by the Company no later than November 25, 2002, which is 120 calendar days prior to the first anniversary of the mailing date for this year's Proxy Statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for that meeting.

   Under the Company's By-laws, no business, including the nomination of persons for election to the Board of Directors of the Company, may be brought before an Annual Meeting of Stockholders, except as set forth in the notice of the meeting or as otherwise brought before the meeting by, or at the direction of, the Board of Directors or by a stockholder who has delivered a written notice to the Company containing certain specified information. The notice must contain certain specified information about each item of business that the stockholder proposes for consideration or with respect to each person whom the stockholder proposes to nominate for election or reelection as a Director, whichever the case may be. These requirements are separate and distinct from, and are in addition to, the SEC requirements (described above) that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement. To be timely under the Company's By-laws, a stockholder's notice must be received by the Company on or before March 9, 2003, but no earlier than February 8, 2003 (the "By-law Deadline"), which is the period not less than 60 days, nor more than 90 days prior to the first anniversary of this year's Annual Meeting.

   Any stockholder proposal or nomination which does not comply with the procedures set forth in the By-laws (including the By-law Deadline) will be disregarded and the stockholder will not be permitted to present the proposal at the Annual Meeting to be held in 2003. A copy of the By-law provisions discussed in this paragraph have previously been filed as Exhibit 3.2 to the Company's Quarterly Report on Form 10-Q dated November 12, 1999, and may be obtained by writing to the Company at its principal executive offices located at One Colonial Road, P.O. Box 151, Manchester, Connecticut 06045-0151,
Attention: Corporate Secretary.

OTHER MATTERS

   The Board of Directors does not know of other matters, which may come before the meeting. However, if other matters are properly presented at the meeting, it is the intention of the proxy committee to vote or otherwise to act in accordance with their judgment on such matters.

   Copies of the Company's Annual Report on Form 10-K for the fiscal year 2001 will be provided without charge, upon request. Requests may be directed to: Vice President-Investor Relations, Lydall, Inc., One Colonial Road, P.O. Box 151, Manchester, Connecticut 06045-0151.

                                                                      EXHIBIT A

                                    LYDALL
                    2002 STOCK INCENTIVE COMPENSATION PLAN

                                   ARTICLE I
                             PURPOSE; DEFINITIONS

   1.1 Purpose. The purpose of the Lydall 2002 Stock Incentive Compensation Plan (the "Plan") is to enable the Company to offer to its employees, officers, directors and consultants, whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

   1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Agreement" means the agreement between the Company and a Holder setting forth the terms and conditions of an award under the Plan.

      (b) "Annual Cash Retainer Amount" means the annual cash retainer otherwise payable to each Outside Director for each full year of service as such (but for the provisions of Section 10.1 hereof), the exact amount of which shall be determined by the Board; provided, however, that for purposes of the Plan the Annual Cash Retainer Amount may not be increased more than once every twelve (12) months.

      (c) "Board" means the Board of Directors of the Company.

      (d) "Change in Control" shall have the meaning set forth in Section 11.3, below.

      (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (f) "Committee" means the Compensation and Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

      (g) "Common Stock" means the Common Stock of the Company, par value $.10 per share, also referred to as "Shares."

      (h) "Company" means Lydall, Inc., a corporation organized and existing under the laws of the State of Delaware.

      (i) "Deferred Stock" means Common Stock to be received, under an award made pursuant to Article VIII, below, at the end of a specified deferral period.

      (j) "Director" means a member of the Board.

      (k) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

      (l) "Effective Date" means the date set forth in Section 13.1, below.

      (m) "Fair Market Value," when used in reference to the Common Stock as of a particular date (such as the date of grant or the date of exercise of an award under the Plan), means the fair value of the Common Stock as of such date, determined in accordance with the following procedures:

          (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, then the fair value of the Common Stock shall be the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or NASDAQ, as the case may be;

          (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, then the fair value of the Common Stock shall be the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and

          (iii) if the fair value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, then the fair value of the Common Stock shall be determined by the Committee in good faith.

      (n) "Holder" means a person who has received an award under the Plan.

      (o) "Incentive Stock Option" means any Stock Option intended to be, designated as, and meeting the requirements of an "incentive stock option," within the meaning of Section 422 of the Code.

      (p) "Mature Shares" means shares of Common Stock that have been held by the Holder for at least six months.

      (q) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including, from and after the date an Incentive Stock Option ceases to qualify as such, any Incentive Stock Option that ceases to qualify as an Incentive Stock Option.

      (r) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after age 65.

      (s) "Outside Director" means a Director who, as of the close of business on the date of grant of any award hereunder, is not an employee of the Company or any Subsidiary.

      (t) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

      (u) "Plan" means the Lydall 2002 Stock Incentive Compensation Plan, as amended from time to time.

      (v) "Restricted Stock" means Common Stock, received under an award made pursuant to Article VII, below, that is subject to restrictions under said
   Article VII.

      (w) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

      (x) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, either a cash payment equal to the SAR Value or a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date), as determined by the Committee on or after the date of grant.

      (y) "Stock Bonus Award" means an award of shares of Common Stock to an eligible participant pursuant to Article IX hereof or an Outside Director pursuant to Section 10.1 hereof.

      (z) "Stock Option" or "Option" means an option to purchase shares of Common Stock which is granted pursuant to the Plan.

      (aa) "Stock Reload Option" means a new Stock Option granted, at the discretion of the Committee under Section 5.3 of the Plan, to any Holder who tenders shares of Common Stock to pay the exercise price of a Stock Option and/or arranges to have a portion of the shares otherwise issuable upon exercise of a Stock Option withheld to pay the applicable withholding taxes due and payable upon such exercise.

      (bb) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

      (cc) "Transaction Value" shall mean the Fair Market Value in the event the award to be repurchased under Section 11.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or a Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

                                  ARTICLE II
                                ADMINISTRATION

   2.1 Committee Membership. The Plan shall be administered by the Committee, the members of which shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

   2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Stock Bonus Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

      (a) to select the officers, employees, directors and consultants of the Company, or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Reload Options and/or Stock Bonus Awards may from time to time be awarded hereunder;

      (b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

      (c) to determine any specified performance goals or such other factors or criteria, which need to be attained for the vesting of an award, granted hereunder;

      (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

      (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

      (f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

      (g) to alter or amend the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any such alteration or amendment that would alter the terms and conditions of an Incentive

   Stock Option so as to convert it into a Nonqualified Stock Option); provided, however, that no such alteration or amendment that would impair the rights of a Holder under any Agreement theretofore entered into hereunder may be made by the Committee without the Holder's consent.

   2.3  Interpretation of Plan.

      (a) Committee Authority. Subject to Article XII, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan.

      (b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

   2.4 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

   2.5 Prohibition Against Repricing. Except for any adjustments made pursuant to the authority set forth in Section 3.3 (relating to the adjustment of awards upon changes in the capitalization of the Company), the exercise price of an outstanding Option granted under the Plan may not be decreased after the date of grant nor may an outstanding Option granted under the Plan be surrendered to the Company as consideration for the grant of a new Option with a lower exercise price.

                                  ARTICLE III
                             STOCK SUBJECT TO PLAN

   3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 1,500,000 shares of Common Stock. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock award or Reload Stock Option granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the number of such surrendered shares and shares used to pay such taxes.

   3.2 Additional Restrictions. Subject to the provisions of Section 3.3 below, the following additional maximums are imposed under the Plan:

      (a) The maximum number of shares of Common Stock that may be issued pursuant to Options that are intended to be Incentive Stock Options shall be 1,000,000 shares.

      (b) The maximum number of shares of Common Stock that may be covered by awards granted to any one individual under Articles V and VI (relating to Stock Options and Stock Appreciation Rights) shall be 250,000 shares during any one calendar-year period. If an Option is in tandem with a Stock Appreciation Right, such that the exercise of the Option or Stock Appreciation Right with respect to a share of Common Stock cancels the tandem Stock Appreciation Right or Option, respectively, with respect to such share, the tandem Option and Stock Appreciation Rights with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of applying the limitation set forth in this paragraph.

      (c) For any Restricted Stock awards, Deferred Stock awards and Stock Bonus Awards that are intended to be "performance based compensation" (as that term is used for purposes of (S)162(m) of the Code), no more than 250,000 shares of Common Stock may be subject to such awards granted to any one individual during any one calendar-year period.

   3.3 Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend payable in shares of Common Stock, stock split or reverse stock split which results in a change in the shares of Common Stock of the Company as a whole, any then outstanding awards granted under the Plan shall be appropriately adjusted in such a manner as to preserve the economic benefits or potential economic benefits of such awards and the aggregate number of shares of Common Stock then reserved for issuance under the Plan shall be similarly adjusted. In the event of any merger, reorganization, consolidation, dividend (other than a cash dividend or a stock dividend covered by the preceding sentence) payable on shares of Common Stock, combination or exchange of shares, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award or the aggregate number of shares of Common Stock then reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

                                  ARTICLE IV
                                  ELIGIBILITY

   4.1 General. Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company.

   4.2 Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

                                   ARTICLE V
                                 STOCK OPTIONS

   5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Nonqualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

   5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

      (a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten (10) year period commencing from the Effective Date and may only be exercised within ten (10) years of the date of grant (or five
   (5) years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns

   Common Stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company (a "10 percent Stockholder")).

      (b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100 percent of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10 percent Stockholder shall not be less than 110 percent of the Fair Market Value on the date of grant.

      (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Article XI, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

      (d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by:

          (i) a cash payment equal to the aggregate exercise price,

          (ii) Mature Shares having a Fair Market Value equal to the aggregate exercise price,

          (iii) an election to make a cashless exercise through a registered broker-dealer, and/or

          (iv) any other form of payment which is acceptable to the Committee.

   Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Mature Shares shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. Such payments shall be made by physical delivery of stock certificates in negotiable form (or, in the discretion of the Committee, by electronic delivery in any manner acceptable to the Committee) that is effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Payments in the form of a cashless exercise shall be made by authorizing a third-party broker-dealer to sell all or a portion of the shares of Common Stock acquired upon exercise of the Option and to remit to the Company a sufficient portion of the sale proceeds to pay the aggregate exercise price and any applicable tax withholding resulting from such exercise. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Article VIII of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

      (e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative).

      (f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

      (g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

      (h) Other Termination. Subject to the provisions of Section 14.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months (or, in the case of a Nonqualified Stock

   Option, one (1) year) after termination of employment or the balance of such Stock Option's term.

      (i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

      (j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

   5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option (the "Underlying Option"), and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such shares were held by the Holder for at least six (6) months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee, from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one (1) year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

                                  ARTICLE VI
                           STOCK APPRECIATION RIGHTS

   6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

   6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

      (a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

      (b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

      (c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive either a cash payment equal to the SAR Value or a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised.

      (d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock issued upon exercise of such Stock Appreciation Right. In the event that a Stock Appreciation Right is settled in cash, the shares of Common Stock theretofore issuable upon exercise of the Stock Appreciation Right and the underlying Stock Option shall again be available for distribution in connection with future grants and awards under the Plan.

                                  ARTICLE VII
                               RESTRICTED STOCK

   7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

   7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

      (a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

      (b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all distributions, including regular cash dividends and other cash equivalent distributions ("Retained Distributions"), made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

      (c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Article XI, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to
   Article XI, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

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

                                 ARTICLE VIII
                                DEFERRED STOCK

   8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

   8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

      (a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2(d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

      (b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

      (c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions, all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Article XI, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

      (d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (an "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one (1) year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

                                  ARTICLE IX
                              STOCK BONUS AWARDS

   9.1 Grant. Shares of Common Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which such Stock Bonus Awards will be awarded, the number of shares of Common Stock to be awarded to any person, and all the other terms and conditions of the awards.

   9.2 Terms and Conditions. Each Stock Bonus Award shall be subject to the following terms and conditions:

      (a) Certificates. As soon as practicable after the grant of a Stock Bonus Award, share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Stock Bonus Award.

      (b) Rights of Holder. A person entitled to receive a Stock Bonus Award shall not have any rights of a Stockholder by virtue of such award until the issuance and delivery of the certificate or certificates representing such award. The shares of Common Stock issuable with respect to a Stock Bonus Award shall not be deemed outstanding by the Company until the issuance and delivery of such certificate or certificates to the Holder.

      (c) Vesting; Forfeiture. Each Stock Bonus Award shall be fully vested as of the date of grant and shall not be subject to any risk of forfeiture.

                                   ARTICLE X
                     AUTOMATIC AWARDS TO OUTSIDE DIRECTORS

   10.1 Stock Bonus Awards to Outside Directors in Lieu of Annual Cash Retainers. On June 30 and December 31 of each year during the term of the Plan, each person then serving as an Outside Director of the Company shall be granted a Stock Bonus Award with respect to that number of whole shares of Common Stock obtained by dividing 50 percent of the Annual Cash Retainer Amount then in effect by the Fair Market Value of a share of Common Stock as of the date of grant, in each case rounded upward to the nearest number of whole shares. The Stock Bonus Awards contemplated by this Section 10.1 shall be granted in lieu of any annual cash retainer otherwise payable to Outside Directors.

   10.2 Nonqualified Stock Options Granted to Outside Directors in Lieu of Cash-Based Retirement Benefits.

      (a) On December 31 of each year during the term of the Plan, each person then serving as an Outside Director of the Company also shall be granted a Nonqualified Stock Option covering three hundred twenty-five (325) shares of Common Stock. The Nonqualified Stock Options contemplated by this Section
   10.2 shall be granted in lieu of any accruals under the Lydall, Inc. Board of Directors Deferred Compensation Plan previously maintained by the Company.

      (b) The exercise price of each share of Common Stock under a Nonqualified Stock Option granted under this Section 10.2 shall be the Fair Market Value of a share of Common Stock as of the date each such Nonqualified Stock Option is granted.

      (c) Each Nonqualified Stock Option granted under this Section 10.2 shall become exercisable in three equal annual installments commencing as of the first anniversary of the date of grant and shall be exercisable until the earlier of ten (10) years from the date of grant or the expiration of the three (3) year period provided in paragraph (d) below.

      (d) Whenever a recipient of a Nonqualified Stock Option granted under this Section 10.2 ceases to be a Director of the Company for any reason whatsoever, all outstanding Nonqualified Stock Options granted under this
   Section 10.2 then held by such person shall continue to vest and be exercisable in whole or in part for a period of three (3) years from the date on which such person ceases to be a Director of the Company; provided, however, that, if the effective date of any such cessation of service occurs on or before March 31 of any given year, the Nonqualified Stock Option granted as of the previous December 31 (and only that Nonqualified Stock Option), if any, shall continue to vest and be exercisable in whole or in part until March 31 of the year that is three (3) years from the date on which such person ceases to be a Director of the Company; and provided further that, in no event, shall any such Nonqualified Stock Option be exercisable beyond the ten (10) year term of the Option specified in paragraph (c) above.

      (e) Except as set forth above, the terms and conditions of each Nonqualified Stock Option granted under this Section 10.2 shall be as specified in Article V, above.

   10.3  Additional Automatic Awards to Directors.

      (a) Effective as of the close of business on the day on which the Annual Meeting of Stockholders of the Company is held during each of the years 2005, 2008, and 2011, each person then serving as an Outside Director of the Company shall be granted a Nonqualified Stock Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000. Each person who is first elected a Director of the Company after the effective date of the Plan and who qualifies as an Outside Director also shall be granted, automatically upon such election, a Nonqualified Stock Option covering the lesser of 9,000 shares of Common Stock or a number of shares of Common Stock having an aggregate Fair Market Value on the date of grant equal to $100,000; provided, however, that no Stock Option shall be granted under this sentence to any person who is first elected a Director of the Company at the Annual Meeting of Stockholders of the Company held during 2005, 2008 or 2011. The Nonqualified Stock Options contemplated by

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

   this Section 10.3 represent a continuation of the automatic awards of Nonqualified Stock Options to Directors first approved by the stockholders of the Company at the 1992 Annual Meeting of Stockholders.

      (b) The exercise price of each share of Common Stock under a Nonqualified Stock Option granted under this Section 10.3 shall be the Fair Market Value of a share of Common Stock as of the date each such Nonqualified Stock Option is granted.

      (c) Each Nonqualified Stock Option granted under this Section 10.3 shall become exercisable in four equal annual installments commencing as of the first anniversary of the date of grant, provided the holder of such Nonqualified Stock Option is a Director of the Company on such anniversary, and shall be exercisable until the earlier of ten (10) years from the date of grant or the expiration of the applicable period specified in paragraph
   (d) or (e) below.

      (d) Each Nonqualified Stock Option granted under this Section 10.3 to an Outside Director of the Company shall terminate if and when the optionee shall cease to serve as a Director of the Company, except as follows:

          (i) If the optionee has continuously served as a Director of the Company for at least one year from the date of grant of a Nonqualified Stock Option and dies (x) while serving as a Director of the Company or
       (y) during any period after having ceased to be a Director when the Nonqualified Stock Option would otherwise be exercisable under subparagraph (ii) below, the Nonqualified Stock Option theretofore granted to such person may be exercised by a representative of such person's estate provided that such Nonqualified Stock Option may be exercised only within six (6) months after the date of death and prior to the expiration date specified in such Nonqualified Stock Option.

          (ii) If the optionee ceases for any reason (other than death) to be a Director of the Company subsequent to one (1) year from the date of grant, such Nonqualified Stock Option may be exercised within three (3) months from the date of such cessation and prior to the expiration date specified in such Nonqualified Stock Option.

          (iii) No Nonqualified Stock Option may be exercised for more than the number of shares for which the optionee might have exercised such Option at the time such optionee ceased for any reason to be a Director of the Company.

      (e) Except as set forth above, the terms and conditions of each Nonqualified Stock Option granted under this Section 10.3 shall be as specified in Article V, above.

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

                                  ARTICLE XI
        ACCELERATED VESTING & BUYOUT OF AWARDS UPON A CHANGE IN CONTROL

   11.1 Accelerated Vesting and Exercisability. Upon the occurrence of a Change in Control (as defined below) of the Company, the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

   11.2 Buyout of Awards in Connection with Certain Transactions. Upon the occurrence of a Change in Control (as defined below) of the Company, the Committee may require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Transaction Value of such award.

   11.3 Definition of "Change in Control." For purposes of this Article XI, a "Change in Control" of the Company shall mean the occurrence, after the Effective Date of the Plan, of any of the following events:

      (a) the consummation of: (i) a merger, consolidation or reorganization of the Company with or into any other person, (ii) a sale, lease, exchange or other transfer of all or substantially all the assets of the Company and its consolidated subsidiaries to any other person, or (iii) any other transaction or series of related transactions immediately after the consummation of which any person (within the meaning of Section 13(d) or Section 14(d)(2) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as that term is defined in Rule 13d-3 or any successor rule or regulations promulgated under the Exchange Act), directly or indirectly, of more than 50 percent of the outstanding voting stock of the Company, if as a result of any transaction described in clauses (i) through (iii), 50 percent or less of the combined voting power of the then out standing securities of such other person immediately after such transaction or series of related transactions is held in the aggregate by the holders of voting stock of the Company immediately prior to such transaction or series of related transactions;

      (b) the stockholders of the Company approve the dissolution of the Company; or

      (c) during any period of twelve (12) consecutive months, the individuals who at the beginning of that period constituted the Board (the "Incumbent Directors") shall cease to constitute a majority of the Board, provided that a Director who was not a Director at the beginning of such twelve (12) month period shall be deemed to be an Incumbent Director if such Director was elected by, or with the approval of, at least a majority of the Incumbent Directors.

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

                                  ARTICLE XII
                           AMENDMENT AND TERMINATION

   The Board may at any time, and from time to time, alter, amend, suspend or discontinue the Plan or any provision of the Plan; provided, however, that (a) no alteration, amendment, suspension or discontinuance that would impair the rights of a Holder under any Agreement theretofore entered into hereunder shall be made without the Holder's consent and (b) no alteration or amendment, which would (i) repeal the prohibition against repricing set forth in Section 2.5,
(ii) increase the overall number of shares reserved and available for issuance under the Plan set forth in Section 3.1, (iii) increase the maximum share limitations set forth in Section 3.2, or (iv) decrease the minimum exercise price of Stock Options set forth in Section 5.2(b), shall be made without the approval of the Company's stockholders.

                                 ARTICLE XIII
                                 TERM OF PLAN

   13.1 Effective Date. The Plan shall be effective as of February 27, 2002 (the "Effective Date"), subject to the approval of the Plan by the Company's stockholders within one (1) year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

   13.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten (10) year period following the Effective Date.

                                  ARTICLE XIV
                              GENERAL PROVISIONS

   14.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within ten (10) days after the Agreement has been delivered to the Holder for his or her execution.

   14.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

   14.3  Employees.

      (a) Competition; Interference; Solicitation; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever and, subsequent thereto, such Holder
   (i) accepts employment with a competitor of, or otherwise engages in competition with, the Company in violation of any agreement between the Holder and the Company, (ii) induces or encourages any employee of the Company to terminate his or her employment with the Company in violation of any agreement between the Holder and the Company, (iii) solicits, induces, or encourages any person or entity which is a supplier of, a purchaser from, or a contracting party with, the Company to terminate any written or oral agreement, order or understanding with the Company or to conduct business in a way that results in an adverse impact on the Company in violation of any agreement between the Holder and the Company, or (iv) discloses to anyone outside the Company or uses any confidential information or other property (including, but not limited to, intellectual property) of the Company in violation of the Company's written policies or any agreement between the Holder and the Company, all options or other awards then held by such Holder shall automatically terminate.


      (b) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

   14.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

   14.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

   14.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

   14.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Connecticut (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the laws of the State of Delaware.

   14.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

   14.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

   14.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

   14.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

   14.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the NASDAQ National Market and NASDAQ SmallCap Market.

   14.13 Right of Off-Set. To the extent permitted by law, the Company or the Holder's employer (if not the Company) shall have the right to deduct, from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary under the Plan or any Agreement entered into hereunder, any amounts due and owing to the Company or the Holder's employer, as the case may be, from the Holder.

PROXY


                                  LYDALL, INC.

      The undersigned hereby appoints Samuel P. Cooley, Roger M. Widmann and Christopher R. Skomorowski, or any one of them, with full power of substitution, as attorneys and proxies, to vote all shares of stock of Lydall, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at The Fleet Bank Building, 777 Main Street, Hartford, Connecticut on May 8, 2002 at 11:00 a.m. E.D.T. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement dated March 25, 2002 and instructs its attorneys and proxies to vote as set forth on this Proxy.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                         (To be Signed on Reverse Side)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                                  LYDALL, INC.

                                  MAY 8, 2002

                Please Detach and Mail in the Envelope Provided

[X]  Please mark your votes
     as in this example.


1.   ELECTION OF      FOR     WITHHELD     NOMINEES:
     DIRECTORS
     (Proposal 1)     [_]       [_]        Leo A. Asseo
                                           Samuel P. Cooley
                                           W. Leslie Duffy
FOR, EXCEPT vote withheld from the         David Freeman
following nominee(s)                       Suzanne Hammett
                                           Robert E. McGill, III
                                           Christopher R. Skomorowski
______________________________________     Elliott F. Whitely
                                           Roger M. Widmann
                                           Albert E. Wolf

2.   Approval of 2002 Stock                FOR     AGAINST     ABSTAIN
     Incentive Compensation Plan.
     (Proposal 2)                          [_]       [_]         [_]

3. In their discretion, such other business as may properly come before the meeting.

The shares represented by this Proxy will be voted as specified. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF THE SPECIFIED NOMINEES AND OF THE 2002 STOCK INCENTIVE COMPENSATION PLAN. THIS PROXY CARD MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR SHARES VOTED.

PLEASE NOTE ANY CHANGE OF ADDRESS.


Signature __________________________________________ Date _____________________


Signature __________________________________________ Date _____________________

NOTE: Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, etc., indicate title. If the signer is a corporation, sign in the corporate name by a duly authorized officer.